UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Materials under §240.14a-12

AYRO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AYRO, INC.

900 E. Old Settlers Boulevard, Suite 100, Round Rock, Texas 78664

Supplement to the Proxy Statement for the

SPECIAL Meeting of STOCKHOLDERS

to Be Held on SEPTEMBER 14, 2023

EXPLANATORY NOTE

On August 18, 2023, AYRO, Inc. filed a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission. The purpose of this supplement is to clarify that the Issuance Proposal referenced in the proxy card refers to the entire Issuance Proposal (as defined in the Proxy Statement) included in the Proxy Statement. No changes have been made to the Proxy Statement or the proxy card, and, for avoidance of doubt, stockholders may continue to use the existing proxy card, which remains valid.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 14, 2023

This supplement, the Proxy Statement, the Notice of Special Meeting of Stockholders and our form of proxy card are available for viewing, printing and downloading at www.proxyvote.com.